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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549



                                    FORM 8-K



                                 CURRENT REPORT



                    PURSUANT TO SECTION 13 OR 15(d) OF  THE
                        SECURITIES EXCHANGE ACT OF 1934



               Date of Report (Date of earliest event reported)
                                August 20, 1996



                      EAST TEXAS FINANCIAL SERVICES, INC.
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             (Exact name of Registrant as specified in its Charter)



    DELAWARE                      0-24848                      75-2559089
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(State or other             (Commission File No.)             (IRS Employer
 jurisdiction of                                              Identification
 incorporation)                                                   Number)



1200 SOUTH BECKHAM AVENUE, TYLER, TEXAS                         75701-3319
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code:  (903) 593-1767
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                                      N/A
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         (Former name or former address, if changed since last report)
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Item 5.  Other Events
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     On August 20, 1996, the Registrant issued for publication the press release attached as Exhibit 99 announcing completion of the stock repurchase program.

Item 7.  Financial Statements and Exhibits
- ------------------------------------------

     (c)  Exhibits

     The Exhibit referred to in Item 5 of this Report and listed on the accompanying Exhibit Index is filed as part of this Report and is incorporated herein by reference.
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                                   SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             EAST TEXAS FINANCIAL SERVICES, INC.



Date:  August 20, 1996                          By: /s/ GERALD W. FREE
       ---------------                             ----------------------------
                                                        Gerald W. Free
                                                        President and Chief
                                                        Executive Officer
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EXHIBIT                                                              SEQUENTIAL
NUMBER                  DESCRIPTION                                   PAGE NO.



 99       Press release, published on August 20, 1996                     6